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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 28, 1996


                       VININGS INVESTMENT PROPERTIES TRUST
                       -----------------------------------
               (Exact name of registrant as specified in charter)


        MASSACHUSETTS                   0-13693                 13-6850434
- ----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission file number)      (IRS employer
        of incorporation)                                    identification no.)


              3111 PACES MILL ROAD, SUITE A-200, ATLANTA, GA 30339
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (770) 984-9500
                                                            -------------



             There are 28 pages in this Report, including exhibits.



                     The Exhibit Index is located on page 4.


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Item 2 - Acquisition or Disposition of Assets
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         On June 28, 1996, Thicket Apartments, L.P. ("Thicket LP"), a Delaware
limited partnership and an indirect wholly-owned subsidiary of Vinings Investment Properties Trust (the "Trust" or the "Registrant"), acquired The Thicket Apartments, a 254-unit apartment complex located in Atlanta, Georgia. Thicket LP purchased The Thicket Apartments for a cash purchase price of $8,650,000, financed by a mortgage loan on the acquired property of $7,392,000. The Trust also obtained a secured line of credit, a portion of which was used to finance the transaction. In connection with the acquisition, a broker's commission was paid by the seller to MFI Realty Company, Inc., a wholly owned subsidiary of The Vinings Group, Inc., of which certain members of the Trust's management and Board of Trustees are principal stockholders and/or directors.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
- ---------------------------------------------------------------------------

         (a) Financial Statements of Businesses Acquired. At the time of the filing of this Form 8-K, it is impracticable for the Registrant to provide certain of the required financial information concerning the acquired assets. Such required financial information will be filed by amendment to this Form 8-K not later than 60 days in accordance with Item 7, paragraph (a)(4) of Form 8-K.

         (b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are filed as an Exhibit hereto:

         Unaudited Pro Forma Consolidated Balance Sheet as of May 31, 1996

         Unaudited Pro Forma Consolidated Statement of Operations for the Five Months Ended May 31, 1996

         Notes to Unaudited Pro Forma Consolidated Financial Statements

         At the time of the filing of this Form 8-K, it is impracticable for the Registrant to provide certain of the required pro forma financial information concerning the acquired assets. Such required pro forma financial information will be filed by amendment to this Form 8-K not later than 60 days in accordance with Item 7, paragraph (b)(2) of Form 8-K.

         (c) Exhibits.

             Exhibit 99.1 - Agreement for Purchase and Sale, dated March 27, 1996 (excluding exhibits)

             Exhibit 99.2 - Unaudited Pro Forma Condensed Consolidated Balance Sheet as of May 31, 1996

             Exhibit 99.3 - Unaudited Pro Forma Consolidated Statement of Operations for the Five Months Ended May 31, 1996



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VININGS INVESTMENT PROPERTIES TRUST



Date:  July 1, 1996                    By: /s/ Stephanie A. Reed
                                           ------------------------------
                                           Name: Stephanie A. Reed
                                           Title: Vice President and Treasurer


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                                  EXHIBIT INDEX
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Exhibit No.            Name
- -----------            ----

      99.1            Agreement for Purchase and Sale, dated
                      March 27, 1996 (excluding exhibits)

      99.2            Unaudited Pro Forma Consolidated Balance
                      Sheet as of May 31, 1996


      99.3 Unaudited Pro Forma Consolidated Statement of Operations for the Five Months Ended
                      May 31, 1996.


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